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                                                                  EXHIBIT 10.46

EXECUTION COPY



                          ARONEX PHARMACEUTICALS, INC.

                           PLACEMENT AGENCY AGREEMENT



                                                  Dated as of November 19, 1998

Paramount Capital, Inc.
787 Seventh Avenue, 48th Floor
New York, New York  10019

Dear Sirs:

                  Aronex Pharmaceuticals, Inc., a Delaware corporation (the "Company") proposes to issue, offer and sell (the "Offering"), up to an aggregate of 6,000,000 shares (the "Shares") of its common stock (the "Offering Amount"), par value $.001 per share (the "Common Stock"). The Company hereby confirms its agreement to retain Paramount Capital, Inc. (the "Placement Agent") on an exclusive "best efforts" basis to introduce the Company to, and to obtain indications of interest from, prospective purchasers ("Purchasers") of the Shares, at a price per share (the "Offering Price") equal to the price set forth on the cover page of the Prospectus (as defined below) on the date that the Registration Statement is declared effective (the "Effective Date").

                  1.       Appointment of Placement Agent.

                           (a) The Placement Agent is hereby appointed
exclusive placement agent of the Company (subject to the Placement Agent's right to have Selected Agents, as defined in Section 1(c) hereof, participate in the Offering) during the Offering Period herein specified for the purposes of assisting the Company in obtaining indications of interest from qualified Purchasers. The Placement Agent shall not be deemed an agent of the Company for any other purpose.

                           (b) Subject to the performance by the Company of all
of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in obtaining indications of interest from Purchasers pursuant to the Offering. It is understood that the Placement Agent has no obligation to sell the Shares, but only to use its best efforts to obtain indications of interest therefor. Furthermore, it is understood that neither the Placement Agent nor any of its affiliates are under any obligation to purchase any Shares in the Offering. The Placement Agent's agency hereunder is not terminable by the Company prior to the Termination Date except as set forth in Section 8(g).




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                           (c) The Placement Agent may engage other persons,
selected by it in its sole discretion, who are members of the National Association of Securities Dealers, Inc., ("NASD") or who are located outside the United States and that have executed a Selected Agents' Agreement (each such person being hereinafter referred to as a "Selected Agent") and the Placement Agent may allow such persons such part of the compensation and payment of expenses payable to the Placement Agent hereunder as the Placement Agent shall determine; provided, however, that any such compensation shall be received pursuant to Section 4(m) hereof.

                  2. Offering Period; Escrow Agreement; Delivery and Payment.

                           (a) The "Offering Period" shall be deemed to have
commenced on November 20, 1998 (the date on which the first Preliminary Prospectus was made available to the Placement Agent by the Company for use in connection with the Offering). If not terminated earlier pursuant to this Agreement, the Offering Period shall terminate at 11:59 p.m. Eastern Standard Time on March 31, 1999, or such later time and date as may be consented to by the Placement Agent (the "Termination Date"). If indications of interest for the entire Offering Amount are not received prior to the end of the Offering Period, the Offering will be terminated.

                           (b) On or prior to the Effective Date, the Company,
the Placement Agent and State Street Bank & Trust Co., as escrow agent (the "Escrow Agent"), shall enter into an escrow agreement in customary form mutually acceptable to the Company, the Placement Agent and the Escrow Agent (the "Escrow Agreement"), pursuant to which an escrow account will be established, at the Company's expense, for the benefit of the Purchasers (the "Escrow Account"). Such Escrow Agreement shall conform in all material respects to the requirements of Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Company will not request effectiveness of the Registration Statement until indications of interest for the entire Offering Amount have been received. When the condition set forth in the immediately preceding sentence has been met, the Company shall request that the Commission (as defined below) declare the Registration Statement effective. The Offering Price shall be determined (the "Pricing") on the Effective Date. Immediately after the Pricing, the Placement Agent will distribute confirmations and final prospectuses to all Purchasers, and shall inform each Purchaser of the following: (i) the closing date (the "Closing Date"), which will be scheduled for three business days after the Pricing or such other time as may be agreed upon by the Company and the Placement Agent, but in no event on the date prior to the date on which the Escrow Agent has received an amount equal to the proceeds of the sale of all of the Shares offered hereby (the "Requisite Funds"); (ii) the Offering Price; and (iii) the total amount of funds such Purchaser shall deposit in the Escrow Account. The Escrow Agreement shall provide that the Escrow Agent shall notify the Company and the Placement Agent in writing when the Purchasers have deposited funds into the Escrow Account the Requisite Funds. At 9:00 a.m.,


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New York City time, on the Closing Date, the Escrow Agent will release the
Requisite Funds from the Escrow Account for collection by the Company and the Placement Agent as provided in the Escrow Agreement and the Company shall deliver the Shares to the Purchasers, which delivery may be made through the facilities of The Depository Trust Company. The Closing shall take place at the offices of the Placement Agent, 787 Seventh Avenue, 48th floor, New York, New York 10019. All actions taken at the Closing shall be deemed to have occurred simultaneously. If the Closing Date shall not have occurred on or prior to April 5, 1999, or such later date as may be consented to by Placement Agent, all funds together with any interest earned thereon or provided in the Escrow Agreement shall be returned to the Purchasers who deposited such funds in the Escrow Account and the Offering shall terminate.

                           (c) Unless delivery of the Shares is made through
the facilities of The Depository Trust Company, certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Placement Agent shall request by written notice to the Company and shall be available at the Closing for immediate delivery thereafter to the Purchasers. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date.

                  3. Representations and Warranties and Covenants of the Company. The Company represents, warrants and covenants to the Placement Agent and each Selected Dealer, if any, as follows:

                           (a) Securities Law Compliance. (i) A registration
statement (File No. 333-67599) on Form S-1 under the Act, relating to the Offering of the Shares, including a form of prospectus subject to completion, has been prepared by the Company in accordance with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations") and has been filed with the Commission under the Act. After the execution of this Agreement, the Company shall file with the Commission any amendments to such registration statement as required by the Commission or deemed necessary or appropriate by the Company, including a form of prospectus, a copy of which amendments shall have been furnished to and approved by the Placement Agent prior to the filing thereof. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it is declared effective, including all financial statements and exhibits thereto and including any information deemed to be part of the Registration Statement at the Effective Date pursuant to Rule 430A under the Act; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act, or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus


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included in the Registration Statement; except that if such registration statement or prospectus is amended or such prospectus is supplemented after the effective date of such registration statement, the terms "Registration Statement" and "Prospectus" shall include such registration statement and prospectus as so amended and the term "Prospectus" shall include the prospectus as so supplemented, or both, as the case may be.

                                    (ii) Neither the Commission nor any state
securities commission has issued any order preventing or suspending the use of any Preliminary Prospectus or has instituted or threatened to institute any proceedings with respect to such an order. When any Preliminary Prospectus was filed with the Commission it (i) complied in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Registration Statement, or any amendments thereto, becomes effective and at all times subsequent thereto up to and including the Closing Date (i) the Registration Statement and Prospectus will comply in all material respects to the requirements of the Act and the Rules and Regulations;
(ii) the Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (b) Organization. The Company is a corporation duly
incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted (all as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus)), to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in the State of Texas and in each jurisdiction in which the nature of the business conducted, or the properties owned, leased or operated by it, makes such qualification or licensing necessary, except where the failure to be so qualified would not have a material adverse effect upon the business, prospects and financial condition of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                           (c) Capitalization. The authorized, issued and
outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or as permitted under Section 3(f) of this Agreement). All issued and outstanding shares of the Company are duly and validly issued, fully paid and nonassessable and


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have not been issued in violation of the preemptive rights of any stockholder of the Company. The Shares, when issued, will be validly issued, fully paid and non-assessable and will not have been issued in violation of the preemptive rights of any stockholder of the Company. All prior sales of the Company's securities by the Company were either registered under the Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights against the Company with respect thereto. Except as set forth in or contemplated by the Prospectus, there are not any outstanding warrants, options, agreements, convertible securities, rights of first refusal, rights of first offer, preemptive rights or other rights to subscribe for or to purchase, or other commitments pursuant to which the Company is, or may be reasonably expected to become, obligated to issue, any shares of its capital stock or other securities of the Company. This Offering will not cause any anti-dilution adjustments to any outstanding securities except as reflected in the Registration Statement. Except as set forth in the Prospectus and as otherwise required by law, there are no restrictions on the voting or transfer of any shares of the Company's capital stock pursuant to the Company's Certificate of Incorporation, By-laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

                           (d) Investments; Subsidiaries' Organization. Other
than as disclosed in the Registration Statement or on Schedule 2(d) hereto, the Company has no subsidiaries, nor does the Company own, directly or indirectly, capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity. Each subsidiary listed on Schedule 2(d) hereto (a "Subsidiary") is duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own and lease its properties and to carry on its business as currently conducted and as proposed to be conducted. Each Subsidiary is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business conducted, or the properties owned, leased or operated by it, makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

                           (e) Financial Statements. The financial statements,
including the notes thereto, included in the Prospectus present fairly the financial position of the entities purported to be represented thereby as of the dates indicated and the results of operations for the periods specified. Except as otherwise stated in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis in accordance with the books and records of the Company, and are correct and complete in all material respects. The "pro forma" and "as adjusted" financial information included in the Prospectus, fairly present the information purported to be shown therein at the dates thereof and for the respective periods covered thereby and all adjustments have been properly applied. No other financial statements are required by Form S-1, or otherwise, to be included in the Registration Statement or the Prospectus other than those included therein.



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                           (f) Absence of Changes. Except as has been or will
be reflected in the Prospectus prior to the Closing, since the respective dates as of which information is given in the Prospectus, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, nor has the Company entered into any transaction that is material to the business of the Company, (ii) there has not been (A) any change in the capital stock of, or issuance of options, warrants or other rights to purchase capital stock of, the Company (other than issuances of shares of Common Stock upon the exercise of options or warrants outstanding on the date on which such information is given in the Prospectus, or the issuance of option and other awards pursuant to the Company's 1989 Stock Option Plan as in effect on December 31, 1997, 1998 Stock Option Plan as initially adopted, 1993 Non-Employee Director Plan as amended and in effect on December 31, 1997), (B) any incurrence of long-term debt in excess of $750,000, or (C) any material adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business, prospects or financial condition of the Company, (iii) the Company has not become a party to, and neither the business nor the property of the Company has become subject of, any material litigation whether or not in the ordinary course of business and (iv) there has been no dividend or distribution of any kind declared or paid or made on the capital stock of the Company.

                           (g) Title. The Company has good title to all
tangible properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions except (i) as described in the Prospectus or (ii) such as are not material to the Company and do not interfere with the use of such assets in the Company's business. Except as has been or will be reflected in the Prospectus prior to the Closing, all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect under the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any such leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such tangible properties as are necessary to its operations as now conducted and proposed to be conducted, and, except to the extent described in the Prospectus, the Company presently does not anticipate the need for any material capital expenditures to conduct its operations as now conducted as described in the Prospectus.

                           (h) Proprietary Rights. To the best of the Company's
knowledge and except as has been or will be reflected in the Prospectus prior to the Closing, the Company owns or possesses, adequate licenses or other enforceable rights to use all patents, patent applications, trademarks, service marks, trade names, corporate names, copyrights, trade secrets, processes, mask works, licenses, inventions, formulations, technology and know-how and other intangible property used or proposed to be used in, and that are material to, the conduct of its business as described in or contemplated by the Prospectus (the "Proprietary Rights"). To the best of the Company's


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knowledge and except as has been or will be reflected in the Prospectus prior to the Closing Date, the Company and the entities from whom the Company has acquired right has taken all necessary action to protect all of its Proprietary Rights. Except as has been or will be set forth in the Prospectus, the Company has not received any notice of, and there are not any facts known to the Company that indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights. The Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties, and, to the best of the Company's knowledge, neither the Company nor any of its employees has infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties; and, to the best of the Company's knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party has occurred or will occur with respect to any products currently being sold by the Company or with respect to any products currently under development by the Company or with respect to the conduct of the Company's business as currently contemplated. Except as has been or will be described in the Prospectus, the Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as currently conducted or proposed to be conducted. To the Company's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, as currently conducted or as proposed to be conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

                           (i) Material Contracts. Each contract, agreement,
instrument, lease, license or other item required to be described in the Registration Statement or Prospectus or filed as an exhibit to the Registration Statement has been so described or filed, as the case may be. The description of any such contracts is complete and accurate in all respects, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (j) Litigation. Except as described in the
Prospectus, there is no material action, suit, claim or proceeding at law or in equity, or, to the Company's knowledge, investigation or customer complaint, by or before any arbitrator, governmental instrumentality or other agency now pending, or, to the knowledge of the Company, threatened against the Company (or basis therefor known to the Company which the Company believes will result in the foregoing), the adverse outcome of which might reasonably be expected to have a Material Adverse Effect. The Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state,


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municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which might reasonably be expected to have a Material Adverse Effect.

                           (k) Non-Defaults, Non-Contravention. The Company is
not in violation of or default under, nor will the execution and delivery of this Agreement, the Escrow Agreement or the Placement Warrants (as described below) (the "Offering Documents") or the consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation of the Company under (i) its Certificate of Incorporation, its By-laws, (ii) any indenture, mortgage, purchase order or other agreement or instrument to which the Company is a party or by which it or its property is bound or affected or (iii) any order, writ, injunction or decree of any court of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, except where such violation or default would not have a Material Adverse Effect. There is no existing condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute, a default under any of the foregoing that would have a Material Adverse Effect.

                           (l) Taxes. The Company has filed all Federal and
state tax returns and all material local and foreign tax returns required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The provisions and reserves on the books of the Company in respect of federal, state, local and other taxes for any taxable period as to which the Company's liability for taxes has not been finally determined or remain open to examination by applicable taxing authorities are adequate. The Company does not have knowledge of any tax deficiency which has been or could be assessed against the Company which, individually or in the aggregate, would have a Material Adverse Effect.

                           (m) Compliance With Laws, Licenses, Etc. The Company
has not received notice of any violation of, or non-compliance with, any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business, the violation of, or noncompliance with which, would have a Material Adverse Effect. The Company has all governmental licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a Material Adverse Effect. The Company's Licenses are in full force and effect and no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any such License, except where the failure to hold such License would not have a Material Adverse Effect. No violations by the Company with respect to any License are or have been recorded, except for such violations that are immaterial and would not cause in the future a Material Adverse Effect.


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                           (n) Authorization of Documents and Common Stock.
Each of the Offering Documents and the Registration Statement, and the execution, delivery and performance of the Offering Documents and the Registration Statement, has been, or prior to the Closing will be, duly and validly authorized by all necessary corporate action on the part of the Company. Each of the Offering Documents, when executed and delivered, constitute or will constitute on or prior to the Closing (assuming that such agreements are countersigned, if necessary) the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to (i) the availability and enforceability of equitable remedies (regardless of whether such enforceability is considered in a proceeding or action in equity or at law), (ii) applicable bankruptcy and other laws relating to or affecting the rights of creditors generally and (iii) the enforcement of the rights to indemnification and contribution hereunder and under any other Offering Documents may be limited by federal or state securities laws or public policy. The Company has all requisite corporate power and authority to authorize, issue and sell the Shares to be sold to the Purchasers. The Company has obtained or will obtain prior to the Closing Date, all consents required by the Company or from any third party to perform any of the Company's obligations under this Agreement or any of the other Offering Documents.

                           (o) Title to Common Stock. When certificates
representing the Shares shall have been duly delivered to the Purchasers and payment shall have been made for the Shares, the several Purchasers shall have good and marketable title to the Shares free and clear of all liens, encumbrances and claims and adverse claims whatsoever (other than those created by, or arising through the acts of, the Purchasers themselves or arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof. When certificates representing the Placement Warrants shall have been duly delivered to the Placement Agent, the Placement Agent or its designees shall have good and marketable title to the Placement Warrants, and upon exercise of such Placement Warrants, will have good and marketable title to the Common Stock issuable upon such exercise, in each case free and clear of all liens, encumbrances and adverse claims, whatsoever (other than those created by, or arising through the acts of, the Purchasers, the Placement Agent or their designees themselves or arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

                           (p) Brokers. No person is entitled, directly or
indirectly, to compensation from the Company for services as a broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

                           (q) Non-Affiliated Directors. The Company's Board of
Directors has not less than two (2) directors who are independent from (as defined in Rule 4460 of the NASD Market Place Rules), and unaffiliated with, management of the Company.



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                           (r) Accuracy of Reports. All material reports
required to be filed by the Company within the two years prior to the date of this Agreement under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by the Prospectus or any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished and contained (as of the time of such filings) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                           (s) Reservation of Shares; Transfer Taxes, Etc. The
Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of Placement Warrants, such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect the exercise of the Placement Warrants. The Company shall use its best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the number of shares of authorized, unissued and unreserved Common Stock shall not be sufficient to permit the exercise of the Placement Warrants.

                           (t) Registration Rights Except as described in the
Prospectus, or as set forth in this Agreement, no person or entity has the right, by contract or otherwise, to require registration under the Act of shares of capital stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, except for such rights as have been, or prior to Closing will be, legally and effectively waived.

                           (u) Investment Company Act. Neither the Company nor
any of its subsidiaries is, and upon consummation of the transactions contemplated hereby none of them will be, subject to registration as an "investment company" as defined pursuant to the Investment Company Act of 1940, as amended.

                           (v) NASDAQ. The Common Stock of the Company is
included for trading on the Nasdaq National Market; based upon communications with The Nasdaq Stock Market, Inc., the Offering will not violate Rule 4460(i) of the Nasdaq Marketplace Rules.

                           (w) Accounting. The Company maintains a system of
internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") and to maintain accountability for assets; (iii) the access to the assets of the Company and each of its subsidiaries is permitted only in accordance with


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management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (x) No Labor Disputes. Other than as disclosed in
the Prospectus, no labor dispute with the employees of the Company is pending or, to the knowledge of the Company, threatened that, individually or in the aggregate, would have a Material Adverse Effect.

                           (y) Insurance. The Company is insured by insurers of
recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew existing insurance coverage from similar insurers, except as disclosed in the Prospectus.

                           (z) Business Relationships. Except as disclosed in
the Prospectus, there are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K of the Commission involving the Company or any other persons referred to in such Item 404, except for such transactions as are not required under Item 404 to be disclosed in the Prospectus.

                           (aa) Unlawful Payments. Neither the Company nor, to
the knowledge of the Company, any director, officer or employee of the Company has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                           (bb) Price Manipulation. Neither the Company nor, to
the Company's knowledge, any officer, director, or affiliate (as defined in the Rules and Regulations) of the Company has taken, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                           (cc) No Business with Cuba. Neither the Company nor,
to the knowledge of the Company, any affiliate of the Company does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 Florida Statutes.

                  4. Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the

Company herein contained as of the date hereof and as of the Closing Date, to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

                           (a) Effectiveness of Registration Statement. If the
Company has elected to rely on Rule 430A under the Act, the Registration Statement shall have been declared effective, and the Prospectus (containing the information omitted pursuant to Rule 430A) shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Placement Agent shall have consented. If the Company has not elected to rely on Rule 430A, the Registration Statement shall have been declared effective not later than the Termination Date or such later time and date to which the Placement Agent shall have consented. No stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Placement Agent, shall be contemplated by the Commission.

                           (b) No Material Misstatements. The Placement Agent
shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Placement Agent's opinion, or in the opinion of counsel for the Placement Agent, is material, or omits to state a fact which, in the Placement Agent's opinion, or in the opinion of counsel for the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Placement Agent's opinion, or in the opinion of counsel for the Placement Agent, is material, or omits to state a fact which, in the Placement Agent's opinion, or in the opinion of counsel for the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (c) Compliance with Agreements. The Company shall
have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the other Offering Documents at or prior to the Closing.

                           (d) Corporate Action. The Company shall have taken
all corporate action necessary to permit the valid execution, delivery and performance of the Offering Documents by the Company, including, without limitation, obtaining the approval of the Company's board of directors for the execution and delivery of the Offering Documents and the performance by the Company of its obligations hereunder and the offering contemplated hereby;

                           (e) Opinion of Counsel to the Company. The Placement
Agent shall receive the opinion of Andrews & Kurth, L.L.P., counsel to the Company, dated as of the Closing Date, substantially to the effect that:

                           (i) the Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the State of Delaware;

                           (ii) the Company has the requisite corporate power
and authority necessary to own or hold its properties and conduct its business as described in the Prospectus;

                           (iii) the Company is duly qualified to do business
as a foreign corporation and is in good standing in the State of Texas and in each other jurisdiction in which the nature of the business conducted by it, or the properties owned, leased or operated by it, makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. Other than with respect to the Subsidiaries or as described in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity;

                           (iv) the authorized capitalization of the Company as
of the date of the Prospectus is as set forth under "Capitalization" in the Prospectus; (A) all the outstanding shares of Common Stock issued by the Company pursuant to the Company's acquisition of Oncologix, Inc. and Triplex Pharmaceutical Corporation by the merger of such corporations with subsidiaries of the Company and issued by the Company subsequent to the date of such mergers and (B) the 837,989 shares of Common Stock issued to Abbott Laboratories on November 30, 1998, have been duly authorized, are validly issued, fully paid and nonassessable, and have not been issued in violation of the preemptive or similar rights arising by operation of law or under the charter or bylaws of the Company or, to such counsel's knowledge after due inquiry, under any agreement to which the Company is a party;

                           (v) the shares of Common Stock (including the
Shares) conform in all material respects to the descriptions thereof contained in the Prospectus under the caption "Description of Capital Stock;" the Placement Warrants conform in all material respects to the description thereof contained in the Prospectus;

                           (vi) the Shares and the shares of Common Stock to be
issued upon exercise of the Placement Warrants (the "Warrant Shares"), when issued and delivered for value received by the Company, not less than the par value thereof, in accordance with the terms of this Agreement or the Placement Warrants, as the case may be, will be validly issued, fully paid, non-assessable, and the issuance of such shares of Common Stock is not subject to any preemptive or similar rights arising by operation of law or under the charter or bylaws of the Company or, to such counsel's knowledge after due inquiry, under any agreement to which the Company is a party; the Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Placement Warrants;

                           (vii) to such counsel's knowledge after due inquiry,
neither the filing of the Registration Statement nor the offering or sale of the Shares or the exercise of the Placement Warrants, as contemplated by this Agreement gives rise to any rights of any person, corporation, partnership or other entity to require registration under the Act of any shares of Common Stock or other securities of the Company, other than such rights which have been waived or satisfied in accordance with the requirements of the instruments granting such rights and the rights contained in the Placement Warrants;

                           (viii) the execution, delivery and performance of
each of the Offering Documents to which the Company is a signatory, and the issuance of the Shares, the Placement Warrants and the Warrant Shares, have been duly authorized by all necessary corporate action on the part of the Company or its shareholders;

                           (ix) the Placement Agency Agreement, the Placement
Warrants and the Escrow Agreement have been duly executed and delivered by the Company; the Placement Warrants constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms under the law of the State of New York, expressed to govern the same, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (including, without limitation, principles of reasonableness, materiality, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                           (x) the certificates evidencing the Shares comply in
all material respects as to form under the Delaware General Corporation Law;

                           (xi) except as described in the Prospectus, to such
counsel's knowledge after due inquiry, (i) there are no pending or threatened legal or governmental proceedings to which the Company is a party, which might reasonably be expected to materially adversely affect the business, property, financial condition, or operations of the Company or seek to enjoin or prevent the issuance, sale and delivery of the Shares or question the validity of the Offering Documents or actions to be taken thereunder, and (ii) there are no governmental proceedings or regulations that are required to be described or referred to in the Registration Statement which are not so described or referred to;

                           (xii) the execution and delivery of this Agreement
and the other Offering Documents and the consummation of the transactions contemplated hereby and thereby, will not result in a breach or violation of, or constitute a default under, (i) the Certificate of Incorporation or By-laws of the Company, (ii) any contract, indenture, mortgage, loan agreement, lease, joint venture, or other agreement or instrument filed as an exhibit to the Registration Statement (other than with respect to covenants or agreements of a financial or numerical nature or requiring computation, as to which such counsel need express no opinion) or (iii) any order, rule, regulation, writ, injunction, or decree known to such counsel of any government, governmental instrumentality, or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or business, other than, in the case of clauses (ii) and (iii), any such default which would not have a Material Adverse Effect;

                           (xiii) the Registration Statement has become
effective under the Act, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission;

                           (xiv) the Registration Statement, when it became
effective, and the Prospectus (except for the financial statements, related notes and schedules thereto, and other financial and statistical data contained therein, as to which such counsel need express no opinion) on the date of filing or date thereof complied as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

                           (xv) such counsel does not know of any contracts or
agreements to which the Company is a party of a character required to be summarized or described in the Prospectus or to be filed as exhibits to the Registration Statement which are not so summarized, described, or filed;

                           (xvi) to the such counsel's knowledge, no
authorization, approval, consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale, or delivery of the Shares by the Company, the execution, delivery, and performance of this Agreement by the Company or the taking of any action contemplated herein, or the issuance of the Placement Warrants or the Warrant Shares, other than registrations or qualifications of the Shares under applicable state or foreign securities or Blue Sky laws and registration under the Act or as may be required by the National Association of Securities Dealers, Inc. (the "NASD");

                           (xvii) upon the issuance of the Shares, the
Placement Warrants and the Warrant Shares, each of the Purchasers or the Placement Agent and its designees, as the case may be, shall acquire such securities, free and clear of all pledges, liens, claims or encumbrances imposed by the Company under its Certificate of Incorporation or Bylaws or, to such counsel's knowledge, under any agreement to which the Company is a party; and

                           (xvii) the Company is not, and upon the consummation
of the transactions contemplated by this Agreement will not be an "investment company" as defined pursuant to the Investment Company Act of 1940, as amended.

                           Such opinion shall include a statement to
substantially the following effect:

                  "In the course of the preparation of the Registration Statement and Prospectus we have among other things: (i) made inquiries concerning various legal matters and have reviewed certain corporate records, documents and proceedings; (ii) we have participated in conferences with officers and other representatives of the Company, representatives of Arthur Andersen LLP, independent public accountants for the Company, and the Placement Agent and their counsel during which the contents of the Registration Statement and the Prospectus and related matters were discussed. We have not, however, independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus. On the basis of the foregoing and relying as to materiality to a large extent upon facts provided to us by officers and other representatives of the Company, we advise you that nothing has come to our attention that would lead us to believe that the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective (except for financial statements and notes thereto and other financial and statistical data included or incorporated by reference therein, as to which we express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus (except for financial statements and notes thereto and other financial and statistical data included or incorporated by reference therein, as to which we express no opinion) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading."

Such opinion shall also cover such matters incident to the transactions contemplated hereby as the Placement Agent or counsel for the Placement Agent shall reasonably request.

                  In rendering such opinion, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact.

                           (f) Opinion of Patent Counsel. The Placement Agent
shall receive (unless waived in writing by the Placement Agent) the opinion of patent counsel to the Company (which such counsel shall be satisfactory to the Placement Agent), dated the Closing Date in the form and substance satisfactory to counsel for the Placement Agent.

                           (g) Comfort Letter. The Company shall cause Arthur
Andersen, LLP, the Company's independent public accountants, to address and deliver to the Company and the Placement Agent a letter or letters (which letters are frequently referred to as "Comfort Letters") dated as of the Effective Date and the Closing Date.

                           (h) Officer's Certificate. The Placement Agent shall
receive an Officer's Certificate substantially in the form of Exhibit A hereto and a Secretary's Certificate substantially in the form of Exhibit B hereto, signed by the appropriate parties and dated as of the Closing Date.

                           (i) Escrow Agreement. The Placement Agent shall
receive a copy of a duly executed Escrow Agreement with State Street Bank & Trust Company.

                           (j) Transmittal Letters. The Placement Agent shall
receive copies of all letters from the Company to the investors transmitting the Common Stock and shall receive a letter from the Company confirming transmittal of the securities to the investors.

                           (k) NASDAQ. The Shares and the Common Stock issuable
upon exercise of the Placement Warrants, shall have been duly authorized for quotation on the Nasdaq National Market, subject to notice of issuance.

                           (l) Blue Sky. A summary blue sky survey, at the sole
cost of the Company (including, without limitation, the legal fees and disbursements in connection therewith), shall be prepared by counsel to the Company stating the extent to which and the conditions upon which offers and sales of the Shares may be made in certain jurisdictions.

                           (m) Placement Fees and Expenses. (i) At the Closing,
pursuant to the terms of the Escrow Agreement, the Escrow Agent shall release the funds held in the Escrow Account for collection by the Company and the Placement Agent. The Company agrees that the Placement Agent shall receive a commission (the "Cash Commission") equal to (A) eight percent (8%) of the aggregate purchase price of all of the Shares sold in the Offering to non-affiliates of the Company and (B) five percent (5%) of the aggregate purchase price of all of the Shares sold in the Offering to affiliates of the Company. The Company further agrees to reimburse the Placement Agent for all out-of-pocket expenses incurred by the Placement Agent in connection with such Offering as more fully set forth in section 5(l) below, in an amount not to exceed $150,000 in the aggregate. In addition, at the Closing, the Company will sell to the Placement Agent and/or its designees, for $.001 per warrant, warrants in the form attached hereto as Exhibit C (the "Placement Warrants") to acquire a number of newly issued shares of Common Stock equal, but not greater than, ten percent (10%) of the number of shares of Common Stock issued and sold in the Offering, exercisable for a period of five (5) years from the Effective Date and commencing 12 months after the Effective Date at an exercise price equal to one hundred fifty percent (150%) of the Offering Price. The Company agrees with the Placement Agent and its successors and assigns that the securities underlying the Placement Warrants will not be subject to redemption by the Company nor will they be callable or mandatorily convertible by the Company. The Placement Warrants cannot be transferred, sold, assigned or hypothecated for 12 months except that they may be assigned in whole or in part during such period to any NASD member participating in the Offering or any officer of the Placement Agent or any such NASD member. The Placement Warrants will contain a cashless exercise feature and certain registration rights.

                                    (ii) The Cash Commission and Placement
Warrants as set forth in this Agreement shall be paid to the Placement Agent with respect to any investment by any investors introduced to the Company by the Placement Agent ("Covered Investors") in the event that any such Covered Investor purchases any securities from the Company during the 12 months following the Closing in a transaction other than a public offering registered under the Act.

                           (n) No Adverse Changes. There shall not have
occurred, at any time prior to the Closing (i) any domestic or international event, act or occurrence which has materially disrupted, or in the Placement Agent's determination will in the immediate future materially disrupt, the securities markets of the United States; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a federal, Texas or New York state authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the business, properties, assets, results of operations, financial condition or prospects of the Company; or (viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Shares.

                           (o) Waiver of Registration Rights. All rights,
whether by contract or otherwise, that any person has, to require registration under the Act of shares of capital stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, shall have been legally and effectively waived.

                           (p) Lock-Ups. The Placement Agent shall have
received from the officers and directors of the Company, and the Company shall have used its reasonable best efforts to obtain from each stockholder with beneficial ownership in excess of 5% of the outstanding shares of the Company's Common Stock, an agreement that they will not, directly or indirectly, offer, sell, contract to sell, make any short sale (including, but not limited to, a "short against the box"), pledge, or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable for, or any rights to purchase or acquire, Common Stock for a period of 180 days after the date that the Registration Statement is filed with the Commission, without the prior written consent of the Placement Agent.

                           (q) No Amendments. No amendment to the Registration
Statement or the Prospectus (other than the filing of the Prospectus pursuant to Rule 424(b) of the Act or a Registration Statement, if any, pursuant to Rule 462(b) of the Act) shall have been filed from the date on which the Registration Statement is declared effective without the prior consent of the Placement Agent.

                  5. Covenants of the Company. The Company covenants and agrees as follows:

                           (a) Registration Statement Filing. The Company will
use its best efforts to cause the Registration Statement and any amendments thereto to become effective pursuant to the terms hereof. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Shares is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission any prospectus, any amendment or supplement to any prospectus or any amendment to the Registration Statement of which the Placement Agent shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which the Placement Agent shall not have given its consent.

                           (b) Notices of Certain Events. As soon as the
Company is advised or obtains knowledge thereof, the Company will advise the Placement Agent: (i) when the Registration Statement, as amended, has become effective; (ii) if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (iii) of any request made by the Commission for amending the Registration Statement, for supplementing any Preliminary Prospectus or the Prospectus or for additional information; or (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain the lifting thereof as soon as possible.

                           (c) Prospectus. The Company consents to the use of
the Prospectus (and any amendment or supplement thereto) by the Placement Agent in connection with the solicitation of indications of interest in purchasing the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will so notify the Placement Agent and, subject to Section 5(a) hereof, will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance, each such amendment or supplement to be reasonably satisfactory to counsel to the Placement Agent.

                           (d) Rule 158. As soon as practicable, but in any
event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Placement Agent, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

                           (e) Public Documents. For a period of three years
following the Closing of the Offering, the Company will furnish to the Placement Agent: (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing),
(B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K, (C) each of its quarterly reports to its stockholders, if any, and if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q, (D) each of its current reports on Form 8-K; (E) as soon as they are available, copies of all other information (financial or otherwise) mailed to the Company's stockholders; and
(ii) upon reasonable request, any other information prepared by the Company that is generally available to the public.

                           (f) Transfer Agent. The Company will maintain a
Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

                           (g) Copies of Registration Statement, Prospectuses.
The Company will furnish, without charge, to the Placement Agent or on the Placement Agent's order, at such place as the Placement Agent may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits) and the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Placement Agent may reasonably request.

                           (h) Nasdaq Listing Application. The Company will
file a listing application for the Shares and the Common Stock issuable upon exercise of the Placement Warrants with the Nasdaq National Market prior to the Closing Date.

                           (i) No Manipulation. Neither the Company nor any of
its officers or directors, nor affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in the manipulation of the price of any securities of the Company in violation of the Exchange Act.

                           (j) Filings with the Commission. The Company will
timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act, and the rules and regulations thereunder, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder.

                           (k) Use of Proceeds. The net proceeds of the
Offering will be used by the Company substantially as set forth in the Prospectus. The Company shall not use any of the proceeds from this Offering to repurchase, redeem or otherwise acquire shares of capital stock of the Company held by, or to repay indebtedness of the Company to, any of the current executive officers, directors or principal stockholders of the Company.

                           (l) Expenses of Offering. The Company shall be
responsible for and shall bear all expenses incurred by the Company in connection with the proposed Offering, including but not limited to, the costs of preparing and duplicating the Registration Statement and all exhibits thereto; the costs of preparing, printing and filing with the Securities and Exchange Commission (the "SEC") the Registration Statement and amendments, post-effective amendments and supplements thereto; preparing, duplicating and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectus; preparing, duplicating and delivering (including by facsimile) all selling documents, including but not limited to the Registration Statement and Prospectus, this Agreement, blue sky memorandum and stock certificates; blue sky fees, filing fees and legal fees and disbursements of counsel in connection with blue sky filings; and fees and disbursements of the transfer agent (collectively, the "Company Expenses"). The Company has previously paid to the Placement Agent an expense allowance equal to fifteen thousand dollars ($15,000) to cover the initial costs of the Placement Agent's mailing, telephone, telecopy and travel to due diligence meetings. The Company shall be responsible for and bear all actual, accountable out-of-pocket expenses incurred by the Placement Agent, including but not limited to legal fees and disbursements, filing fees with the NASD, telephone, travel, mailing and other similar expenses, up to and not exceeding $150,000 in aggregate (the "Placement Agent Expenses"). If the proposed financing is not completed because the Company prevents it or because of a breach by the Company of any covenants, representations or warranties contained herein, or because indications of interest for the Offering Amount have not been received by the Termination Date, then the Company shall reimburse the Placement Agent for such Placement Agent Expenses (in addition to the Company Expenses for which the Company shall in all events remain liable).

                           (m) Notification. The Company shall notify the
Placement Agent immediately, and in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the Closing Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Common Stock, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its commercially reasonable best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and the Placement Agent so requests, to obtain the lifting thereof as promptly as possible.

                           (n) Blue Sky. The Company will use its commercially
reasonable best efforts to qualify the Common Stock for offering and sale under exemptions from qualification or registration requirements under the securities or "blue sky" laws of such jurisdictions as the Placement Agent may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Common Stock in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

                           (o) No Offerings. Pending completion or termination
of the Offering in accordance with the terms of this Agreement, the Company agrees that it will not enter into an agreement (whether binding or not) with any other person or entity relating to a possible public or private offering or placement of its securities (other than in connection with a corporate partnership, strategic alliance or government funding).

                           (p) No Statements. Unless required by law, the
Company shall not use the name of the Placement Agent or any officer, director, employee or shareholder thereof in any written press release without the consent of the Placement Agent, which consent shall not be unreasonably withheld.

                  6.       Indemnification.

                           (a) The Company agrees to indemnify and hold
harmless the Placement Agent and each Selected Agent, if any, and their respective partners, affiliates, shareholders, directors, officers, agents, advisors, representatives, employees, counsel and controlling persons within the meaning of the Act (a "Paramount Indemnified Party") against any and all losses, liabilities, claims, damages and expenses whatsoever (and all actions in respect thereof), and to reimburse each such Paramount Indemnified Party for legal fees and related expenses as incurred (including, but not limited to the costs of giving testimony or furnishing documents in response to a subpoena or otherwise, the costs of investigating, preparing, pursuing or defending any such action or claim whether or not pending or threatened and whether or not the Placement Agent or any Paramount Indemnified Party is a party thereto), in so far as such losses, liabilities, claims, damages or expenses arise out of, relate to, are incurred in connection with or are in any way a result of (i) the engagement of the Placement Agent pursuant to this Agreement and in connection with the transactions contemplated by this Agreement and the other Offering Documents (the "Engagement"), including any modifications or future additions to such Engagement and related activities prior to the date hereof,
(ii) any act by the Placement Agent or any Paramount Indemnified Party taken in connection with the Engagement, (iii) a breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement, (iv) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in connection with the sale of the Common Stock, or (v) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense (A) has been judicially determined to have resulted from the willful misconduct, gross negligence or unlawful act by the Placement Agent or such Paramount Indemnified Party or (B) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Placement Agent or any such Paramount Indemnified Party in writing specifically for use in therein;

                           (b) The Company agrees to indemnify and hold
harmless a Paramount Indemnified Party to the same extent as the foregoing indemnity, and subject to the limitations set forth therein, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Act or Exchange Act or the securities or Blue Sky laws of any state on account of violations by the Company of the representations, warranties or agreements set forth in Section 3 hereof.

                           (c) The Placement Agent agrees to indemnify and hold
harmless the Company, the Company's directors, officers, employees, counsel, advisors, representatives and agents and controlling persons within the meaning of the Act (a "Company Indemnified Party") and each and all of them, to the same extent as set forth in Section 6(a)(v) of the foregoing indemnity from the Company to the Placement Agent, but only with reference to information, relating to the Placement Agent, furnished in writing to the Company by the Placement Agent specifically for inclusion in the Registration Statement and only to the extent that any losses, claims, damages, and liabilities in respect of which indemnification claimed are finally judicially determined to have resulted primarily and directly from the bad faith or gross negligence of the Placement Agent.

                           (c) Promptly after receipt by a person entitled to
indemnification pursuant to subsection (a), (b) or (c) (an "indemnified party") of this Section 6 of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against a person granting indemnification (an "indemnifying party") under this Section 6, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section 6. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation incurred at the request of the indemnifying party. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if
(i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the indemnifying party and, in the opinion of counsel of the indemnified party, a conflict of interest exists between such parties in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties. No settlement, compromise, consent to entry of judgment or other termination of any action (collectively, "Terminations") in respect of which a Paramount Indemnified Party may seek indemnification hereunder (whether or not any Paramount Indemnified Party is a party thereto) shall be made without the prior written consent of the Paramount Indemnified Party, which such consent may be withheld at the sole discretion of such Paramount Indemnified Party, provided, however, that the foregoing requirement of prior written consent for Terminations shall not apply to the Placement

Agent who may agree to such Terminations without the prior written consent of any Paramount Indemnified Party.

                           (e) Notwithstanding any of the provisions of this
Agreement, the aggregate indemnification or contribution of the Placement Agent for or on account of any losses, claims, damages, liabilities or actions under this Section 6, Section 7 or any other applicable section of this Agreement, shall not exceed the Cash Commissions actually paid to the Placement Agent. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b), (c) and (d) of this Section 6 and Section 7, and the covenants, representations and warranties of the Company and the Placement Agent set forth in Sections 1, 2, 3, 4 and 5 shall remain operative and in full force and effect regardless of (i) any investigation made by the Placement Agent, on the Placement Agent's behalf or by or on behalf of any person who controls the Placement Agent, the Company or any controlling person of the Company or any director or officer of the Company, (ii) acceptance of any of the Common Stock and payment therefor or
(iii) any termination of this Agreement, and shall survive the delivery of the Common Stock, and any successor of the Placement Agent or of the Company or of any person who controls the Placement Agent or the Company, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b) and (c) of this
Section 6 and Section 7 shall be in addition to any liability which the Company and the Placement Agent may otherwise have.

                  7.       Contribution.

                           (a) To provide for just and equitable contribution,
if (i) an indemnified party makes a claim for indemnification pursuant to
Section 6 but it is found in a final judicial determination, by a court of competent jurisdiction, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Agents (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Agents, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Agents in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Agent be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 4 or 5 hereof or the Selected Agent Agreement, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Agent, shall have the same rights to contribution as the Placement Agent or the Selected Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 7. Anything in this Section 7 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 7 is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

                  8.       Miscellaneous.

                           (a) Survival. Any termination of the Offering
without any Closing shall be without obligation on the part of any party except that the provisions regarding fees and expenses contained in Sections 4(m) and 5(l), the indemnification provided in Section 6 hereof and the contribution provided in Section 7 hereof shall survive any termination and shall survive any Closing.

                           (b) Representations, Warranties and Covenants to
Survive Delivery. Except as provided in Section 8(a), the respective representations, warranties, indemnities, agreements, covenants and other statements of the Company and the Placement Agent as of the date hereof shall survive execution of this Agreement and delivery of the Shares and the termination of this Agreement.

                           (c) No Other Beneficiaries. This Agreement is
intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

                           (d) Governing Law. This Agreement shall be governed
by and construed in accordance with the law of the State of New York without regard to conflict of law provisions.

                           (e) Counterparts. This Agreement may be signed in
counterparts with the same effect as if both parties had signed one and the same instrument.

                           (f) Notices. Any communications specifically
required hereunder to be in writing, if sent to the Placement Agent, will be mailed, delivered and confirmed to it at Paramount Capital, Inc., 787 Seventh Avenue, 48th Floor, New York, New York, 10019, Att: Michael S. Weiss and if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Aronex Pharmaceuticals, Inc., 8707 Technology Forest Place, The Woodlands, Texas 77381-1191, Attn: Chief Executive Officer.

                           (g) Termination. Subject to the general survival
provisions contained in Sections 8(a) and 8(b) and, in the event of a termination by the Company, provided that the Company pays all accountable expenses of the Placement Agent as provided in Section 5(l), this Agreement may be terminated by either party prior to the end of the Offering Period upon written notice to the other party.

                           (h) Entire Agreement. This Agreement constitutes the
entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

                           (i) Nothing contained herein or otherwise shall
create a partnership or joint venture between the Placement Agent and the Company.

                           (j) The headings and captions of the various
subdivisions of this Agreement are for convenience or reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

                  If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                        Very truly yours,

                                        ARONEX PHARMACEUTICALS, INC.


                                        By:
                                           -----------------------------------
                                        Name: Geoffrey Cox
                                        Title:   Chief Executive Officer


Agreed to by:

PARAMOUNT CAPITAL, INC.


By:
   --------------------------------
Name:    Lindsay A. Rosenwald, M.D.
Title:   Chairman

                                                                  SCHEDULE 2(d)

                                  SUBSIDIARIES


Triplex Pharmaceuticals, Inc.
Oncologix, Inc.
Aronex Europe Limited

                                                                      EXHIBIT A


                          ARONEX PHARMACEUTICALS, INC.

                             OFFICER'S CERTIFICATE

                  I, Geoffrey F. Cox, certify that I am the Chairman of the Board of Directors and Chief Executive Officer of Aronex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and that, as such, I am authorized to execute this certificate on behalf of the Company. All capitalized terms used herein but not otherwise defined herein shall the meanings ascribed to such terms in the Placement Agency Agreement dated as of November 19, 1998 between the Company and Paramount Capital, Inc. (the "Placement Agency Agreement"). Reference is made herein to the closing held on February __, 1999 (the "Closing Date").

                  I do hereby certify that I have carefully examined all of the Offering Documents and do hereby further certify that:

                  1. All of the representations and warranties of the Company contained in the Placement Agency Agreement are true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Company has performed in all material respects all covenants and agreements and has satisfied all conditions in the Placement Agency Agreement to be performed or satisfied on its part before the Closing Date.

                  2. Since the date of the most recent financial statements and the information included in the Registration Statement, there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Company taken as a whole, whether or not arising from transactions in the ordinary course of business, nor has there occurred any material event required to be set forth in the Registration Statement, including, without limitation, in accordance with Section 3(g) of the Placement Agency Agreement.

                  This Certificate is made for the benefit of, and may be relied upon by, Andrews & Kurth L.L.P., as counsel to the Company, the Placement Agent, Kramer, Levin, Naftalis & Frankel, as counsel to the Placement Agent, and each of the Purchasers.

                  IN WITNESS WHEREOF, I have executed this certificate on this _____ day of February, 1999.


                             -------------------------------------
                             Name: Geoffrey F. Cox
                             Title: Chief Executive Officer

                                                                      EXHIBIT B

                          ARONEX PHARMACEUTICALS, INC.

                            SECRETARY'S CERTIFICATE

                  I, Terance A. Murnane, certify that I am the duly elected, qualified and acting Secretary of Aronex Pharmaceuticals, Inc., Inc., a Delaware corporation (the "Company"), and as such, I am duly authorized to execute this Certificate on behalf of the Company, and that I am familiar with the facts certified below. All capitalized terms used herein but not otherwise defined herein shall the meanings ascribed to such terms in the Placement Agency Agreement dated as of November 19, 1998 between the Company and Paramount Capital, Inc. (the "Placement Agency Agreement"). Reference is made herein to the closing held on February , 1999 (the "Closing Date"). In connection with the offering and sale of 6,000,000 shares of Common Stock (the "Offering Quantity") of the Company, par value $.001 per share (the "Common Stock"), pursuant to the registration statement on Form S-1 File No. 333-67599 (the "Registration Statement"), for which Paramount Capital, Inc. (the "Placement Agent") has acted as Placement Agent, I do hereby further certify as follows:

                  1. Attached hereto as Annex A is a true, correct and complete copy of the Company's Certificate of Incorporation, as amended as in full force and effect on the Closing Date. No amendment to such certificate has been approved by the Board of Directors or stockholders of the Company or filed with the Delaware Secretary of State since______ __, 1998. There are no proceedings or actions have been taken by the Board of Directors or the Stockholders of the Company in contemplation of any amendment to the Company's Certificate of Incorporation or in contemplation of the merger, liquidation, consolidation, or sale of all or substantially all of the assets or business of the Company or which would otherwise threaten or impair the Company's corporate existence.

                  2. Attached hereto as Annex B is a true, correct and complete copy of the Bylaws of the Company, as in full force and effect on the Closing Date and at all times from November 19, 1998 through the Closing Date. No action has been taken by the Board of Directors or the stockholders of the Company in contemplation of any amendment to such Bylaws of the Company.

                  3. Attached hereto as Annex C is a true, correct and complete copy of resolutions duly adopted by the Board of Directors by unanimous written consent dated October 23, 1998 and February , 1999, and at the meeting of the Board of Directors on December ___, 1998, and by the Pricing Committee of the Board of Directors on February __, 1999. Such resolutions are the only resolutions in effect adopted by the Board of Directors of the Company or any committee thereof with respect to the Offering of the Shares and the transactions contemplated by the Placement

Agency Agreement, and which have not been revoked, modified and amended or rescinded and are in full force and effect on the Closing Date.


                  4. As of the Closing Date, each of the Offering Documents is in the form authorized by the Board of Directors of the Company pursuant to the resolutions set forth in Annex C.

                  5. Attached hereto as Annex D are true, correct and complete copies of specimens of the certificates representing the Common Stock heretofore approved and adopted by the Board of Directors of the Company. Each of the certificates representing Common Stock delivered on the Closing Date to each of the Purchasers has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and delivered, all in accordance with the Certificate and By-laws of the Company and the requirements of applicable law.

                  6. Attached hereto as Annex E is a true, correct and complete copy of the form of Placement Warrants heretofore approved and adopted by the Board of Directors of the Company. Each of the Placement Warrants delivered on the Closing Date pursuant to the Placement Agency Agreement has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and delivered, all in accordance with the Certificate and By-laws of the Company and the requirements of applicable law.

                  6. The minute books and records of the Company, relating to all proceedings of the stockholders, the Board of Directors of the Company and the Compensation Committee, the Audit Committee and the Nominating Committee of such Board have been made available to Kramer, Levin, Naftalis & Frankel, counsel to the Placement Agent, and, in such form, are the original minute books and records of the Company. There have been no material changes, alterations or additions in such minutes or records since their examination by Kramer, Levin, Naftalis & Frankel on behalf of the Placement Agent.

                  7. Attached as Annex F hereto are true and correct copies of all correspondence and other written communications and all memoranda evidencing any oral communications between any directors, officers, employees, accountants, counsel or other representatives of the Company on the one hand and any members of the staff of the Commission on the other hand in connection with the Registration Statement. Neither the Company nor any of its directors, officers, employees, accountants, counsel or other representatives has received any written or oral comments from any member of the staff of the Commission with respect to the Registration Statement other than those heretofore communicated to counsel for the Placement Agent.

                  8. Each person who, as an officer or director of the Company, signed any of the Offering Documents or any other document in connection with the offering and sale of the Common Stock, the Placement Warrants and the closing relating thereto was duly elected or appointed, qualified and acting as such officer or director at the respective times of the signing and delivery thereof and was duly authorized to sign such document on behalf of the Company, and the signature of each such person appearing on each such document is the genuine signature of such officer, director or person duly appointed for the purpose of executing such documents under valid powers of attorney, and each individual who signed such signature pages, personally or by an attorney-in-fact, was then duly elected, qualified and acting as an officer or director of the Company as stated therein.

                  9. The following persons are, and have been at all times since a date prior to November 19, 1998, duly qualified and acting officers of the Company, duly elected or appointed to the offices set forth opposite their respective names, and the signature opposite the name of each such officer is his or her, or a facsimile of his or her, authentic signature:


         Name                               Office                              Signature
         ----                               ------                              ---------
         Geoffrey F. Cox                    Chairman, Chief                     ------------------
                                            Executive Officer

         Terance A. Murnane                 Secretary                           ------------------


                  This certificate is made for the benefit of, and may be relied upon by, Andrews & Kurth L.L.P., counsel to the Company, the Placement Agent, Kramer, Levin, Naftalis & Frankel, as counsel to the Placement Agent, and each of the Purchasers.



                  IN WITNESS WHEREOF, I have hereunto set forth my hand this ___ day of February, 1999.

         [SEAL]

                             ----------------------------------
                             Name:    Terance A. Murnane
                             Title:   Secretary

                  I, Geoffrey F. Cox, Chief Executive Officer of the Company, do hereby certify that Terance A. Murnane whose genuine signature appears above, is, and has been at all times since November 19, 1998, the duly elected or appointed, qualified and acting Secretary of the Company.

                  IN WITNESS WHEREOF, I have hereunto set forth my hand this ___ day of February , 1999.


                             -------------------------------------
                             Name:   Geoffrey F. Cox
                             Title:  Chief Executive Officer

                                                                      EXHIBIT C

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.



                          ARONEX PHARMACEUTICALS, INC.



                     WARRANT FOR THE PURCHASE OF SHARES OF
                                  COMMON STOCK

No. CW- [ ]                                                          [ ] Shares


                  FOR VALUE RECEIVED, ARONEX PHARMACEUTICALS, INC., a Delaware corporation (the "COMPANY"), hereby certifies that [NAME], or its permitted registered assigns is entitled to purchase from the Company, at any time or from time to time commencing on [INSERT DATE THAT IS ONE YEAR FROM THE EFFECTIVE DATE], 2000 and prior to 5:00 P.M., New York City time, on [INSERT DATE THAT IS FIVE YEARS FROM THE EFFECTIVE DATE], 2004 [INSERT NUMBER OF SHARES] (_______) fully paid and non-assessable shares of common stock, $.001 par value per share, of the Company for an aggregate purchase price of $_______. (Hereinafter, (i) said common stock, $.001 par value per share, of the Company, is referred to as the "COMMON STOCK", (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "WARRANT SHARES", (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the "AGGREGATE WARRANT PRICE", (iv) the price payable (initially $______ per share, subject to adjustment) for each of the Warrant Shares hereunder is referred to as the "PER SHARE WARRANT PRICE", (v) this Warrant, all similar Warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "WARRANTS", (vi) the holder of this Warrant is referred to as the "HOLDER" and the holder of this Warrant and all other Warrants and Warrant Shares are referred to as the "HOLDERS" and Holders of more than fifty percent (50%) of the outstanding Warrants and Warrant Shares are referred to as the "MAJORITY OF THE HOLDERS") and (vii) the then Current Market Price per share of the Common Stock (the "CURRENT MARKET PRICE") shall be deemed to be the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing sale price of the Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), or other similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, the high per share sale price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Board of Directors. The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares deliverable upon exercise of this Warrant shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

                  This Warrant, together with Warrants of like tenor, constituting in the aggregate Warrants to purchase [INSERT NUMBER OF SHARES] Warrant Shares, was originally issued pursuant to an agency agreement between the Company and Paramount Capital, Inc., as placement agent (the "PLACEMENT AGENT") in connection with the offering (the "OFFERING") of 6,000,000 shares (the "SHARES").

                  1.   EXERCISE OF WARRANT.

                  (a) This Warrant may be exercised in whole at any time, or in part from time to time, commencing on [INSERT DATE THAT IS 12 MONTHS FROM THE EFFECTIVE DATE], 2000 and prior to 5:00 P.M., New York City time, on [INSERT DATE THAT IS FIVE YEARS FROM THE EFFECTIVE DATE], 2004 by the Holder:

                           (i) by the surrender of this Warrant (with the
subscription form at the end hereof duly executed) at the address set forth in
Section 10(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by certified or official bank check payable to the order of the Company; or

                           (ii) on any date on which the Current Market Price
exceeds the Per Share Warrant Price, by the surrender of this Warrant (with the cashless exercise form at the end hereof duly executed) (a "CASHLESS EXERCISE") at the address set forth in Section 10(a) hereof. Such presentation and surrender shall be deemed a release of the Company's obligation to issue additional Warrant Shares pursuant to this Warrant and waiver of the Company's right to require Holder to pay the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of

Warrant Shares subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the excess of the then Current Market Price over the then Per Share Warrant Price, and the denominator of which shall be the then Current Market Price. For purposes of any computation under this Section 1(a), the then Current Market Price shall be based on the trading day prior to the Cashless Exercise. Notwithstanding the foregoing, the Company shall have no obligation to issue Warrant Shares for a consideration less than the aggregate par value of the Warrant Shares then issued.

                  (b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder is entitled to receive a new Warrant covering the Warrant Shares that have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

                  2.       RESERVATION OF WARRANT SHARES; LISTING.

                  The Company agrees that, prior to the expiration of this Warrant, the Company shall at all times have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal and use its reasonable best efforts to keep the Warrant Shares authorized for listing on the Nasdaq National Market or, if the Common Stock is no longer traded there, the Nasdaq SmallCap Market, any national securities exchange, or other trading market on which the Common Stock trades, upon notice of issuance.

                  3.       PROTECTION AGAINST DILUTION.

                  (a) If, at any time or from time to time after the date of this Warrant, the Company shall (i) subdivide its outstanding shares of Common Stock into a greater number of shares (whether by stock dividend or stock split) or (ii) combine its outstanding shares of Common Stock into a smaller number of shares, the Per Share Warrant Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company that the

Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution, and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (b) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as a entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this
Section 3(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than twenty (20) days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

                  (c) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants. The Company may, but shall not be obligated to unless requested by a Majority of the Holders, obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares in effect after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

                  4. FULLY PAID STOCK; TAXES. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company shall pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof to the extent required because of the issuance by the Company of such security. The Company will not, however, be required to pay any such taxes imposed in connection with any transfer of this Warrant or any Warrant Shares or any federal or state income taxes payable in respect of the purchase, ownership, sale, transfer, exercise or other disposition of this Warrant or any Warrant Shares.

                  5. REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. (a) As used in this Section 5 of this Warrant, the following terms shall have the following meanings:

                           (i) "Closing Date" shall mean the date on which this
Warrant was issued.

                           (ii) "Effective Date" shall mean the date on which
the registration statement filed in connection with the Offering was declared effective by the SEC.

                           (iii) "Holder" shall mean the Person in whose name
the Warrant is registered and any Person holding Registrable Securities to whom the rights under this Section 5 have been transferred in accordance with
Section 5(k) hereof.

                           (iv) "Person" shall mean any person, individual,
corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                           (v) The terms "register,""registered" and
"registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                           (vi) "Registrable Securities" shall mean the shares
of Common Stock issuable upon exercise of the Warrants; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) may not be sold by the Holder or a permitted transferee under Rule 144(k) under the Securities Act (or other exemption from registration acceptable to the Company) and (D) are held by a Holder (whether the original Holder or a Holder that is a permitted transferee pursuant to
Section 5(k)).

                           (vii) "Registration Expenses" shall mean all
expenses incurred by the Company in complying with Sections 5(b) and 5(c) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding selling commissions or fees of legal counsel for any Holder).

                           (viii) "Registration Period" shall have the meaning
ascribed to such term in Section 5(d).

                           (ix) "Rule 144" shall mean Rule 144 promulgated by
the SEC under the Securities Act.

                           (x) "Securities Act" shall mean the Securities Act
of 1933, as amended.

                           (xi) "SEC" shall mean the United States Securities
and Exchange Commission.

                           (xii) "Selling Expenses" shall mean all underwriting
discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

                           (xiii) "Shelf Registration Statement" shall have the
meaning ascribed to such term in Section 5(b).

                  (b) Demand Registration Rights. (i) At any time after the date that is twelve (12) months from the Effective Date, and continuing for a period of five (5) years from the Effective Date, a Majority of the Holders may on one (1) occasion demand that the Company (A) file with the SEC a shelf registration statement under the Securities Act (a "Shelf Registration Statement") with respect to the Registrable Securities and use its commercially reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC and (B) use its commercially reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities. Notwithstanding the foregoing, the Company will not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

                  (ii) Notwithstanding any other provision of this Warrant, the Company shall not be required to take any of the actions with respect to a Shelf Registration Statement to the extent that the Company is in possession of material non-public information that it has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed and it delivers written notice to each Holder that it intends to defer the actions so required, and that such Holder may not make offers or sales under a Shelf Registration Statement, for a period not to exceed sixty
(60) days from the date of such notice; provided, however, that the Company may deliver only two such notices in the aggregate during any twelve-month period.

                  (c) Piggy-Back Registration Rights. (i) The Company agrees that if, at any time, and from time to time, commencing on the date that is nine (9) months from the Effective Date and ending on the date that is seven
(7) years from the Effective Date, the Board of Directors of the Company shall authorize the filing of a registration statement under the Securities Act (other than a registration statement on Form S-8, Form S-4 or any other form or successor form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall, (A) promptly notify the Holder that such registration statement will be filed and that the Registrable Securities will be included in such registration statement at the Holder's request, (B) cause such registration statement to cover all such Registrable Securities for which the Holder requests inclusion, (C) use its reasonable best efforts to cause such registration statement to become effective as soon as practicable and (D) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder to effect the proposed sale or other disposition, but in no event greater than nine (9) months.

                           (ii) Notwithstanding any other provision in this
Warrant, other than with respect to a registration statement filed pursuant to
Section 5(b), the Company may at any time abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of the Registrable Securities requested by the Holder for inclusion and the Holder shall retain the right to request inclusion of the Registrable Securities in accordance with
Section 5(c)(i).

                           (iii) Notwithstanding any other provision in this
Warrant, the rights of the Holder hereunder shall be subordinate to the rights of a holder with registration rights under the Registration Rights Agreement dated September 11, 1995 by Argus Pharmaceuticals, Inc. for the benefit of each such Holder (as defined therein).

                  (d) Obligations. Whenever required under this Warrant to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

                           (i) use its reasonable best efforts to keep such
registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto or nine (9) months, whichever is shorter. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of the Holder shall expire, at such time as the Holder may sell under Rule 144(k) under the Securities Act (or other exemption from registration acceptable to the Company) all Registrable Securities then held by such Holder; and

                           (ii) advise the Holders:

                                    (A) when such registration statement or any
amendment thereto has been filed with the SEC and when such registration statement or any post-effective amendment thereto has become effective;

                                    (B) of any request by the SEC for
amendments or supplements to such registration statement or the prospectus included therein or for additional information;

                                    (C) of the issuance by the SEC of any stop
order suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose;

                                    (D) of the receipt by the Company of any
notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                    (E) of the happening of any event that
requires the making of any changes in such registration statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                           (iii) make every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                           (iv) furnish to each Holder, without charge, at
least one copy of such registration statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

                           (v) during the Registration Period, deliver to each
Holder, without charge, as many copies of the prospectus included in such registration statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder of more than 10% of the Warrants or Warrant Shares, as the case may be, or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in such registration statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters;

                           (vi) during the Registration Period, deliver to each
Holder, without charge, (A) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (1) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (2) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (3) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (4) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (B) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause
(4), and all other information prepared by the Company that is generally available to the public;

                           (vii) prior to any public offering of Registrable
Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as a Majority of the Holders reasonably requests in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such registration statement;

                           (viii) cooperate with the Holders to facilitate the
timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three (3) business days prior to sales of Registrable Securities pursuant to such registration statement;

                           (vix) upon the occurrence of any event contemplated
by Section 5(d)(ii)(E) above, the Company shall promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (x) use its reasonable best efforts to comply with
all applicable rules and regulations of the SEC, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of such registration statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (e) Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Warrant with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities.

                  (f) Expenses of Company Registration. The Company shall bear and pay all Registration Expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Sections 5(b) and/or 5(c) for each Holder relating or apportionable thereto, but excluding Selling Expenses. Notwithstanding the foregoing, each Holder shall pay all registration expenses that such Holder is required to pay under applicable law.

                  (g) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 5(c) to include any Holder's Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder, or in such other proportions as have been granted prior to the date of this Warrant or mutually agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence; provided, the rights to apportionment of the Holder and other holders of Registrable Securities underlying the warrants (including this Warrant) granted pursuant to the Placement Agency Agreement dated as of November 19, 1999 between the Company and Paramount Capital, Inc. shall be superior to any rights to apportionment that are granted by the Company after the date hereof and applicable to such registration.

                  (h) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Warrant.

                  (i) Indemnification. In the event that any Registrable Securities are included in a registration statement under this Warrant:

                           (i) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such

Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                           (ii) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5(i), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 5(i) exceed the gross proceeds from the offering received by such Holder.

                           (iii) Promptly after receipt by an indemnified party
under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

                           (iv) To the extent permitted by law, if the
indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, dam age, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (v) Notwithstanding the foregoing, to the extent
that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           (vi) The obligations of the Company and Holders
under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Warrant, and otherwise.

                  (j) Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                           (i) make and keep public information available, as
those terms are understood and defined in Rule 144, at all times;

                           (ii) file with the SEC in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (iii) furnish to any Holder, so long as the Holder
owns any Registrable Securities, forthwith upon request (A) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (B) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  (k) Permitted Transferees. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Warrant may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (i) such Holder gives prior written notice to the Company; (ii) such transferee agrees to comply with the terms and provisions of this Warrant; (iii) such transfer is otherwise in compliance with this Agreement and (iv) such transfer is otherwise effected in accordance with applicable securities laws. Except as specifically permitted by this Section 5(k), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

                  (l) Termination of Registration Rights. In addition, the right of any Holder to request inclusion in any registration pursuant to Sections 5(b) and 5(c) shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144.

                  7.  INVESTMENT INTENT; LIMITED TRANSFERABILITY.

                  (a) The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.

                  (b) The Holder, by its acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act and that it is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act.

                  (c) This Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of, directly or indirectly, for twelve (12) months from the Effective Date except (i) to any firm or corporation that succeeds to all or substantially all of the business of Paramount Capital, Inc., (ii) to any of the officers of Paramount Capital, Inc., or of any such successor firm, (iii) to any NASD member participating in the Offering or any officer of such NASD member or (iv) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, and is so transferable only upon the books of the Company, which the Company shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered Holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

                  8. LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

                  9. WARRANT HOLDER NOT STOCKHOLDER. This Warrant does not confer upon the Holder any right to vote on or consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

                  10. COMMUNICATION. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

                  (a) the Company at 8707 Technology Forest Place, The Woodlands, Texas 77381-1191, Attn: CEO or such other address as the Company has designated in writing to the Holder, or

                  (b) the Holder at c/o Paramount Capital, Inc., 787 Seventh Avenue, New York, NY 10019 or other such address as the Holder has designated in writing to the Company.

                  11. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

                  12. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of New York.

                  13. AMENDMENT, WAIVER, ETC. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Majority of the Holders.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its Chief Executive Officer and has caused its corporate seal to be hereunto affixed and attested by its Secretary this __th day of February, 1999.


                             ARONEX PHARMACEUTICALS, INC.



                             By:
                                ---------------------------------
                             Name:   Geoffrey Cox
                             Title:  Chief Executive Officer and
                                     Chairman of the Board of Directors



ATTEST:



-----------------------------
Name:   Terance A. Murnane
Title:  Secretary

[Corporate Seal]

                              SUBSCRIPTION (CASH)

                      The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ____________________ shares of the Common Stock, par value $.001 per share, of Aronex Pharmaceuticals, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated:                                           Signature:
      -----------------                                    --------------------
                                                 Address:
                                                         ----------------------

                               CASHLESS EXERCISE

                      The undersigned ___________________, pursuant to the provisions of the foregoing Warrant, hereby elects to exchange its Warrant for ___________________ shares of Common Stock, par value $.001 per share, of Aronex Pharmaceuticals, Inc. pursuant to the Cashless Exercise provisions of the Warrant.

Dated:                                           Signature:
      -----------------                                    --------------------
                                                 Address:
                                                         ----------------------

                                   ASSIGNMENT

                      FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of Aronex Pharmaceuticals, Inc.

Dated:                                           Signature:
      ------------------                                   --------------------
                                                 Address:
                                                         ----------------------






                                    C-xviii

                               PARTIAL ASSIGNMENT

                      FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of Common Stock, par value $.001 per share, of Aronex Pharmaceuticals, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer such part of said Warrant on the books of Aronex Pharmaceuticals, Inc.

Dated:                                           Signature:
      --------------------                                 --------------------
                                                 Address:
                                                         ----------------------




                                     C-xix